UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	February 12, 2009

BANCFIRST CORPORATION (Exact name of registrant as specified in its charter)
OKLAHOMA (State or other jurisdiction of incorporation)	0-14384 (Commission File Number)	73-1221379 (I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma (Address of principal executive offices)		73102 (Zip Code)
Registrant’s telephone number, including area code (405) 270-1086

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01.  Regulation FD Disclosure.

The following unaudited financial information is being provided as of the filing date of this Report, pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure."  Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

BANCFIRST CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
(Dollars in thousands, except per share data)
	December 31,
	2008	2007
ASSETS
Cash and due from banks	$126,227	$194,103
Interest-bearing deposits with banks	326,874	2,387
Federal funds sold	1,000	399,000
Securities (market value: $456,075 and $467,921, respectively)	455,568	467,719
Loans:
Total loans (net of unearned interest)	2,757,854	2,487,099
Allowance for loan losses	(34,290)	(29,127)
Loans, net	2,723,564	2,457,972
Premises and equipment, net	91,411	88,110
Other real estate owned	3,782	1,300
Intangible assets, net	7,508	8,099
Goodwill	34,327	34,327
Accrued interest receivable	24,398	26,093
Other assets	72,545	63,896
Total assets	$3,867,204	$3,743,006

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$1,025,749	$966,214
Interest-bearing	2,351,859	2,322,290
Total deposits	3,377,608	3,288,504
Short-term borrowings	12,884	30,400
Accrued interest payable	5,827	7,831
Other liabilities	30,290	16,899
Long-term borrowings	--	606
Junior subordinated debentures	26,804	26,804
Total liabilities	3,453,413	3,371,044
Commitments and contingent liabilities
Stockholders’ equity:
Senior preferred stock, $1.00 par; 10,000,000 shares authorized; none issued	--	--
Cumulative preferred stock, $5.00 par; 900,000 shares authorized; none issued	--	--
Common stock, $1.00 par; 20,000,000 shares authorized; shares issued and outstanding: 15,281,141 and 15,217,230, respectively	15,281	15,217
Capital surplus	67,975	63,917
Retained earnings	315,858	285,879
Accumulated other comprehensive income, net of income tax of $(7,903) and $(3,742), respectively	14,677	6,949
Total stockholders’ equity	413,791	371,962
Total liabilities and stockholders’ equity	$3,867,204	$3,743,006

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION
CONSOLIDATED STATEMENT OF INCOME
(Unaudited)
(Dollars in thousands, except per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
INTEREST INCOME
Loans, including fees	$41,819	$48,023	$172,234	$189,786
Securities:
Taxable	3,748	4,649	16,387	18,397
Tax-exempt	395	345	1,439	1,398
Federal funds sold	69	4,800	7,315	21,047
Interest-bearing deposits with banks	439	28	549	121
Total interest income	46,470	57,845	197,924	230,749
INTEREST EXPENSE
Deposits	12,238	19,517	56,384	78,606
Short-term borrowings	45	322	458	1,667
Long-term borrowings	--	8	9	50
Junior subordinated debentures	492	492	1,966	2,140
Total interest expense	12,775	20,339	58,817	82,463
Net interest income	33,695	37,506	139,107	148,286
Provision for loan losses	3,087	980	10,676	3,329
Net interest income after provision for loan losses	30,608	36,526	128,431	144,957
NONINTEREST INCOME
Trust revenue	1,491	1,428	5,972	6,077
Service charges on deposits	8,620	7,785	33,060	29,395
Securities transactions	13	48	6,938	8,337
Income from sales of loans	328	493	2,127	2,397
Insurance commissions and premiums	1,459	1,492	6,913	6,434
Insurance recovery	--	--	--	3,139
Cash Management	2,802	2,454	10,796	9,296
Gain on Sale of Other Assets	(13)	48	2,971	31
Other	1,330	1,483	5,608	6,032
Total noninterest income	16,030	15,231	74,385	71,138
NONINTEREST EXPENSE
Salaries and employee benefits	19,293	19,574	79,886	76,814
Occupancy and fixed assets expense, net	2,437	2,221	8,956	8,357
Depreciation	2,042	2,095	7,647	7,568
Amortization of intangibles assets	228	224	902	968
Data processing services	931	734	3,297	2,783
Net expense (income) from other real estate owned	250	85	179	128
Marketing and business promotions	1,951	1,747	6,271	7,606
Early extinguishment of debt	--	--	--	1,894
Other	7,043	7,560	27,868	28,328
Total noninterest expense	34,175	34,240	135,006	134,446
Income before taxes	12,463	17,517	67,810	81,649
Income tax expense	4,394	5,893	23,452	28,556
Net income	8,069	11,624	44,358	53,093
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities	9,876	3,519	3,218	4,899
Reclassification adjustment for losses in net income	8	31	4,510	1,950
Comprehensive income	$17,953	$15,174	$52,086	$59,942
NET INCOME PER COMMON SHARE
Basic	$0.53	$0.76	$2.91	$3.41
Diluted	$0.52	$0.75	$2.85	$3.33

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(1)	GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, Council Oak Partners, LLC, Wilcox Jones & McGrath, Inc., and BancFirst and its subsidiaries (the “Company”).  The operating subsidiaries of BancFirst are Council Oak Investment Corporation, BancFirst Agency, Inc., Lenders Collection Corporation, BancFirst Community Development Corporation and Council Oak Real Estate, Inc.  All significant intercompany accounts and transactions have been eliminated.  Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented.  All such adjustments are of a normal and recurring nature.  There have been no significant changes in the accounting policies of the Company since December 31, 2007, the date of the most recent annual report.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures.  These estimates relate principally to the determination of the allowance for loan losses, income taxes and the fair values of financial instruments.  Such estimates and assumptions may change over time and actual amounts realized may differ from those reported.

(2)	RECENT ACCOUNTING PRONOUNCEMENTS

FAS No. 162 (“FAS 162”), “The Hierarchy of Generally Accepted Accounting Principles” identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy).  The hierarchical guidance provided by FAS 162 is effective for the Company on November 15, 2008 and is not expected to have a significant impact on the Company’s financial statements.

FAS No. 161 (“FAS 161”), “Disclosures About Derivative Instruments and Hedging Activities, and Amendment of FASB Statement No. 133” amends FAS 133, “Accounting for Derivative Instruments and Hedging Activities,” to amend and expand the disclosure requirements of FAS 133 to provide greater transparency about (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedge items are accounted for under FAS 133 and its related interpretations, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  To meet those objectives, FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  FAS 161 is effective for the Company on January 1, 2009 and is not expected to have a significant impact on the Company’s financial statements.

Effective January 1, 2008, the Company adopted the provisions of FAS No. 157 (“FAS 157”), “Fair Value Measurements,” for financial assets and financial liabilities.  In accordance with Financial Accounting Standards Board Staff Positions (FSP) No. 157-2, “Effective Date of FASB Statement No. 157,” the Company will delay application of FAS 157 for non-financial assets and non-financial liabilities, until January 1, 2009.  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.  The Company adopted FAS 157, with the exception of non-financial assets and non-financial liabilities as provided by FAS 157-2, with no significant impact on the Company’s financial statements.  FSP 157-2 becomes effective for the Company on January 1, 2009 as is not expected to have a significant impact on the Company’s financial statements.

In February 2007, the FASB issued FAS No. 159 (“FAS 159”), “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115.”  FAS 159 allows entities to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities that are not otherwise required to be measured at fair value, with changes in fair value recognized in earnings as they occur.  FAS 159 also requires entities to report those financial assets and financial liabilities measured at fair value in a manner that separates those reported fair values from the carrying amounts of similar assets and liabilities measured using another measurement attribute on the face of the statement of financial position.  Lastly, FAS 159 establishes presentation and disclosure requirements designed to improve comparability between entities that elect different measurement attributes for similar assets and liabilities.  FAS 159 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted if an entity also early adopts the provisions of FAS 157.  The Company has determined that it does not intend to elect to use the fair value option to value financial assets and liabilities in accordance with FAS 159.

In December 2007, the FASB issued FAS No. 141R, “Business Combinations” (“FAS 141R”), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any noncontrolling  interest in the acquiree.  This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination.  FAS 141R applies prospectively to business combinations for which the acquisition date is on or after fiscal years beginning after December 15, 2008.  FAS 141R will become effective for our fiscal year beginning January 1, 2009.  The Company will evaluate the effect that the adoption of FAS 141R will have on future acquisitions.

(3)	RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In November 2006, the Company announced its intent to exercise the optional prepayment terms of its 9.65% Junior Subordinated Debentures.  The securities were redeemed effective January 15, 2007 for a redemption price equal to 104.825% of the aggregate $25 million liquidation amount of the trust securities plus all accrued and unpaid interest to the redemption date.  As a result of the prepayment, the Company incurred a loss of approximately $1.2 million after taxes at the time of the redemption.  The loss reflects the premium paid and the acceleration of the unamortized issuance costs.

During the first quarter of 2007 the Company entered into an agreement to acquire Armor Assurance Company (Armor), an insurance agency in Muskogee, Oklahoma for cash of approximately $3.3 million and a $372,000 note payable in three equal annual installments.  The transaction was consummated in April 2007.  Armor had total assets of approximately $364,000.  As a result of the acquisition, Armor was merged with the Company’s existing property casualty agency, Wilcox & Jones, to form Wilcox, Jones & McGrath, Inc.  The acquisition was accounted for as a purchase.  Accordingly, the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward.  The acquisition did not have a material effect on the results of operations of the Company for 2007.

In June 2007, the Company entered into an agreement to sell one of its investments held by Council Oak Investment Corporation, a wholly-owned subsidiary of BancFirst, that resulted in a one-time gain of approximately $7.8 million.  The transaction was consummated on August 1, 2007 and included in noninterest income – securities transactions in the third quarter of 2007.  The Company made a $1 million contribution to its charitable foundation with the funds from the gain.  This one-time gain, net of related expenses, income taxes and the contribution had a net income effect of approximately $3.9 million.

In July 2007, the Company was awarded and received the $3.1 million bond claim by their fidelity bond carrier for the $3.3 million cash shortfall that was reported in the second quarter of 2005.

In September 2007, the Company completed a modified Dutch Auction self-tender offer and purchased 539,453 shares of its common stock for the maximum offer price of $45.00 per share.  Cash on hand was used to pay for the purchase of the stock.

In March 2008, the Company, as a member bank of Visa, recorded a $1.8 million pre-tax gain from the mandatory partial redemption of the Company’s Visa shares received in the first quarter initial public offering.  The gain was included in gain on sale of other assets.

In April 2008, the Company completed an $80 million sale of securities resulting in a securities pre-tax gain of $6.1 million.  The transaction resulted in the sale of $80 million of US Treasury securities and the purchase of Government Sponsored Enterprises (GSE) senior debt securities of similar amounts and maturities. The after-tax impact of these transactions was approximately $3.8 million for the second quarter and $3.3 million for the year.

(4)	SECURITIES

The table below summarizes securities held for investment and securities available for sale.

	December 31,
	2008	2007
	(dollars in thousands)
Held for investment at cost (market value: $34,975 and $25,472, respectively)	$34,468	$25,270
Available for sale, at market value	421,100	442,449
Total	$455,568	$467,719

(5)	LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2008		2007
	Amount	Percent	Amount	Percent
	(dollars in thousands)
Commercial and industrial	$513,647	18.63%	$493,860	19.86%
Oil & Gas Production & Equipment	84,770	3.07	92,759	3.73
Agriculture	86,752	3.15	87,035	3.50
State and political subdivisions:
Taxable	5,595	0.20	5,972	0.24
Tax-exempt	8,292	0.30	8,937	0.36
Real Estate:
Construction	246,269	8.93	222,820	8.96
Farmland	92,050	3.34	95,137	3.82
One to four family residences	543,183	19.70	513,969	20.67
Multifamily residential properties	45,250	1.64	20,248	0.81
Commercial	768,562	27.87	653,066	26.26
Consumer	335,938	12.18	270,735	10.89
Other	27,546	0.99	22,561	0.90
Total loans	$2,757,854	100.00%	$2,487,099	100.00%

Loans held for sale (included above)	$5,136		$8,320

The Company's loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate.  Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures.  The amounts and types of collateral obtained to secure loans are based upon the Company's underwriting standards and management’s credit evaluation.  Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities.  The Company's interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral.  The amount of estimated loss due to credit risk in the Company's loan portfolio is provided for in the allowance for loan losses.  The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers.  It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended D ecember 31,		Year Ended December 31,
	2008	2007	2008	2007
	(dollars in thousands)
Balance at beginning of period	$33,862	$28,829	$29,127	$27,700
Charge-offs	(2,937)	(823)	(6,274)	(2,683)
Recoveries	278	141	761	781
Net charge-offs	(2,659)	(682)	(5,513)	(1,902)
Provisions charged to operations	3,087	980	10,676	3,329
Balance at end of period	$34,290	$29,127	$34,290	$29,127

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
	(dollars in thousands)
Commercial, financial and other	$228	$(27)	$1,629	$225
Real estate – construction	22	6	346	558
Real estate – mortgage	2,126	538	2,862	543
Consumer	283	165	676	576
Total	$2,659	$682	$5,513	$1,902

(6)	NONPERFORMING AND RESTRUCTURED ASSETS

Below is a summary of nonperforming and restructured assets:

	December 31,
	2008	2007
	(dollars in thousands)
Past due over 90 days and still accruing	$1,346	$823
Nonaccrual	21,359	11,568
Restructured	1,022	1,121
Total nonperforming and restructured loans	23,727	13,512
Other real estate owned and repossessed assets	3,997	1,568
Total nonperforming and restructured assets	$27,724	$15,080
Nonperforming and restructured loans to total loans	0.86%	0.54%
Nonperforming and restructured assets to total assets	0.72%	0.40%

(7)	CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System.  These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements.  The required minimums and the Company’s respective ratios are shown below.

	Minimum	December 31,
	Required	2008	2007
		(dollars in thousands)
Tier 1 capital		$383,255	$348,564
Total capital		$418,710	$378,755
Risk-adjusted assets		$2,988,538	$2,826,072
Leverage ratio	3.00%	10.02%	9.42%
Tier 1 capital ratio	4.00%	12.82%	12.33%
Total capital ratio	8.00%	14.01%	13.40%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a Tier 1 Ratio of at least 6%, a combined Tier 1 and Tier 2 Ratio of at least 10%, and a Leverage Ratio of at least 5%. As of December 31, 2007 and 2008, the Company was considered to be “well capitalized”.  There are no conditions or events since the most recent notification of the Company’s capital category that management believes would change its category.

(8)	STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 600,000 shares of the Company’s common stock.  The SRP was amended in May 2001, August of 2002, and September of 2007 to increase the shares authorized to be purchased by 555,832 shares, 364,530 shares and 366,948 shares, respectively.  The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock.  The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee.  At December 31, 2008 there were 560,000 shares remaining that could be repurchased under the SRP.  Below is a summary of the shares repurchased under the program.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Number of shares repurchased	--	--	40,000	53,000
Average price of shares repurchased	$--	$--	$40.70	$46.47

(9)	COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale.  The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income.  Below is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(dollars in thousands)
Unrealized gains (losses) during the period:
Before-tax amount	$15,193	$5,412	$4,952	$7,536
Tax (expense) benefit	(5,317)	(1,893)	(1,734)	(2,637)
Net-of-tax amount	$9,876	$3,519	$3,218	$4,899

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(dollars in thousands)
Unrealized gain (loss) on securities:
Beginning balance	$4,793	$3,399	$6,949	$100
Current period change	9,876	3,519	3,218	4,899
Reclassification adjustment for (gains)
losses included in net income	8	31	4,510	1,950
Ending balance	$14,677	$6,949	$14,677	$6,949

(10)	NET INCOME PER COMMON SHARE

	Income (Numerator)	Shares (Denominator)	Per Share Amount
	(dollars in thousands, except per share data)
Three Months Ended December 31, 2008
Basic Income available to common stockholders	$8,069	15,263,507	$0.53
Effect of stock options	--	343,443
Diluted Income available to common stockholders plus assumed exercises of stock options	$8,069	15,606,950	$0.52
Three Months Ended December 31, 2007
Basic Income available to common stockholders	$11,624	15,209,373	$0.76
Effect of stock options	--	366,257
Diluted Income available to common stockholders plus assumed exercises of stock options	$11,624	15,575,630	$0.75
Year Ended December 31, 2008
Basic Income available to common stockholders	$44,358	15,218,835	$2.92
Effect of stock options	--	359,628
Diluted Income available to common stockholders plus assumed exercises of stock options	$44,358	15,578,463	$2.85
Year Ended December 31, 2007
Basic Income available to common stockholders	$53,093	15,574,521	$3.41
Effect of stock options	--	370,101
Diluted Income available to common stockholders plus assumed exercises of stock options	$53,093	15,944,622	$3.33

Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2008	219,076	$46.42
Three Months Ended December 31, 2007	258,609	$45.23
Year Ended December 31, 2008	244,415	$45.93
Year Ended December 31, 2007	229,923	$45.51

BANCFIRST CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Per Common Share Data
Net income – basic	$0.53	$0.76	2.91	$3.41
Net income – diluted	0.52	0.75	2.85	3.33
Cash dividends	0.22	0.20	0.84	0.76
Performance Data
Return on average assets	0.84%	1.27%	1.17%	1.49%
Return on average stockholders’ equity	7.94	12.60	11.30	14.66
Cash dividend payout ratio	41.51	26.32	28.87	22.29
Net interest spread	3.19	3.53	3.31	3.59
Net interest margin	3.85	4.54	4.05	4.63
Efficiency ratio	68.73	64.93	63.24	61.27
Net charge-offs total loans	0.38	0.11	0.21	0.08

	December 31,
	2008	2007
Balance Sheet Data
Book value per share	$27.08	$24.44
Tangible book value per share	24.34	21.66
Average loans to deposits (year-to-date)	78.82%	76.04%
Average earning assets to total assets (year-to-date)	91.23	90.86
Average stockholders’ equity to average assets (year-to-date)	10.35	10.18
Asset Quality Ratios
Nonperforming and restructured loans to total loans	0.86%	0.54%
Nonperforming and restructured assets to total assets	0.72	0.40
Allowance for loan losses to total loans	1.24	1.17
Allowance for loan losses to nonperforming and restructured loans	144.52	215.57

BANCFIRST CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
(Unaudited)
Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2008			2007
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Earning assets:
Loans (1)	$2,749,720	$41,898	6.05%	$2,423,589	$48,118	7.88%
Securities – taxable	413,534	3,748	3.60	429,814	4,649	4.29
Securities - tax exempt	42,858	608	5.63	35,286	531	5.97
Federal funds sold	292,930	508	0.69	412,927	4,828	4.64
Total earning assets	3,499,042	46,762	5.30	3,301,616	58,126	6.98

Nonearning assets:
Cash and due from banks	127,188			136,972
Interest receivable and other assets	226,355			217,118
Allowance for loan losses	(34,125)			(28,745)
Total nonearning assets	319,418			325,345
Total assets	$3,818,460			$3,626,961

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$423,594	$422	0.40%	$390,911	$685	0.70%
Savings deposits	1,094,266	5,571	2.02	1,093,677	9,767	3.54
Time deposits	841,973	6,245	2.94	796,254	9,066	4.52
Short-term borrowings	16,304	46	1.12	27,878	322	4.58
Long-term borrowings	1	--	--	625	8	5.08
Junior subordinated debentures	26,804	491	7.27	26,805	491	7.27
Total interest-bearing liabilities	2,402,942	12,775	2.11	2,336,150	20,339	3.45

Interest-free funds:
Noninterest-bearing deposits	984,215			899,246
Interest payable and other liabilities	28,332			25,432
Stockholders’ equity	402,971			366,133
Total interest-free funds	1,415,518			1,290,811
Total liabilities and stockholders’ equity	$3,818,460			$3,626,961
Net interest income		$33,987			$37,787
Net interest spread			3.19%			3.53%
Net interest margin			3.85%			4.54%

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
(Unaudited)
Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2008			2007
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Earning assets:
Loans (1)	$2,612,553	$172,556	6.59%	$2,364,618	$190,173	8.04%
Securities – taxable	416,587	16,387	3.92	411,443	18,397	4.47
Securities - tax exempt	38,000	2,214	5.81	35,657	2,151	6.03
Federal funds sold	385,825	7,864	2.03	419,675	21,167	5.04
Total earning assets	3,452,965	199,021	5.75	3,231,393	231,888	7.18

Nonearning assets:
Cash and due from banks	138,002			139,919
Interest receivable and other assets	225,879			213,081
Allowance for loan losses	(31,939)			(27,890)
Total nonearning assets	331,942			325,110
Total assets	$3,784,907			$3,556,503

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$423,773	$2,126	0.50%	$398,786	$2,989	0.75%
Savings deposits	1,100,184	24,945	2.26	1,048,935	39,944	3.81
Time deposits	834,712	29,313	3.50	784,405	35,673	4.55
Short-term borrowings	21,322	458	2.14	33,584	1,667	4.96
Long-term borrowings	218	9	4.12	931	50	5.37
Junior subordinated debentures	26,738	1,966	7.33	27,832	2,140	7.69
Total interest-bearing liabilities	2,406,947	58,817	2.44	2,294,473	82,463	3.59

Interest-free funds:
Noninterest bearing deposits	955,847			877,474
Interest payable and other liabilities	30,537			22,426
Stockholders’ equity	391,576			362,130
Total interest-free funds	1,377,960			1,262,030
Total liabilities and stockholders’ equity	$3,784,907			$3,556,503
Net interest income		$140,204			$149,425
Net interest spread			3.31%			3.59%
Net interest margin			4.05%			4.63%

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date February 12, 2009	/s/ Joe T. Shockley, Jr.
(Signature)
Joe T. Shockley, Jr.
Executive Vice President and Chief Financial Officer; (Principal Financial Officer)